Pensions and Post-Employment Benefits - Summary of Actuarial (Gains) Losses (Detail) - USD ($) $ in Millions	12 Months Ended
	Dec. 31, 2025	Dec. 31, 2024	Dec. 31, 2023
Gain (loss) on remeasurement, net defined benefit liability (asset) [abstract]
Actuarial (gains) losses due to experience	$ 20	$ (26)	$ 13
Actuarial (gains) losses due to demographic assumptions	7	(28)	(5)
Actuarial (gains) losses due financial assumptions	(15)	(20)	37
Total	$ 12	$ (74)	$ 45